UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Allianz Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

1345 Avenue of the Americas

New York, New York 10105

August 10, 2010

Dear Shareholder:

As you may know, the Special Meeting of Shareholders of the Allianz CCM Capital Appreciation Fund, Allianz CCM Mid-Cap Fund, Allianz CCM Emerging Companies Fund and Allianz CCM Focused Growth Fund scheduled for August 9, 2010 convened as scheduled, but was adjourned until August 26, 2010 to allow additional time for the solicitation of proxies with respect to the reorganization. The Special Meeting will be reconvened at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY at 3:00 p.m. Eastern Time. Only shareholders of record on June 7, 2010 will be entitled to vote at the reconvened Special Meeting on August 26, 2010.

Allianz Funds has called a Special Shareholders Meeting to allow the shareholders of each existing CCM Fund to vote on the proposed reorganization of the existing CCM Fund into a corresponding Managers Cadence Fund. The investment objective of both the CCM Funds and the Managers Cadence Funds is to seek growth of capital. If the reorganizations are approved and consummated, shareholders of each existing CCM Fund will own shares of the new corresponding Managers Cadence Fund. The Board of Trustees of Allianz Funds approved the reorganization and recommends that you vote to approve your existing Fund’s reorganization.

IF YOU HAVE ALREADY VOTED YOUR PROXY, DISREGARD THIS NOTICE AND WE THANK YOU FOR YOUR RESPONSE. IF YOU HAVE NOT ALREADY VOTED YOUR PROXY, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ADJOURNED MEETING.

Another copy of your proxy card is enclosed for your convenience. Should you have any questions regarding the proposal or to provide voting instructions with respect to your shares, please call 1-800-591-6309.

To vote your shares, the following voting options have been set up for your convenience.

1. Vote by Touchtone Phone. Cast your vote by calling the touchtone phone number printed on the enclosed proxy card.

2. Vote Through the Internet. You may cast your vote using the internet by logging on to the internet address printed on the enclosed proxy card and following the instructions on the website.

Again, please do not hesitate to call toll-free 1-800-591-6309 if you have any questions regarding this Shareholder Meeting or to simply vote your shares, representatives are available between the hours of 9:00 a.m. to 11:00 p.m. Monday through Friday or Saturday 10:00 a.m. to 6:00 p.m.

No matter how many shares you own, your vote is important. I thank you in advance for your time with this matter.

Sincerely,

E. Blake Moore Jr.

President and Chief Executive Officer	NOBO-

1345 Avenue of the Americas

New York, New York 10105

August 10, 2010

Dear Shareholder:

As you may know, the Special Meeting of Shareholders of the Allianz CCM Capital Appreciation Fund, Allianz CCM Mid-Cap Fund, Allianz CCM Emerging Companies Fund and Allianz CCM Focused Growth Fund scheduled for August 9, 2010 convened as scheduled, but was adjourned until August 26, 2010 to allow additional time for the solicitation of proxies with respect to the reorganization. The Special Meeting will be reconvened at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY at 3:00 p.m. Eastern Time. Only shareholders of record on June 7, 2010 will be entitled to vote at the reconvened Special Meeting on August 26, 2010.

Allianz Funds has called a Special Shareholders Meeting to allow the shareholders of each existing CCM Fund to vote on the proposed reorganization of the existing CCM Fund into a corresponding Managers Cadence Fund. The investment objective of both the CCM Funds and the Managers Cadence Funds is to seek growth of capital. If the reorganizations are approved and consummated, shareholders of each existing CCM Fund will own shares of the new corresponding Managers Cadence Fund. The Board of Trustees of Allianz Funds approved the reorganization and recommends that you vote to approve your existing Fund’s reorganization.

IF YOU HAVE ALREADY VOTED YOUR PROXY, DISREGARD THIS NOTICE AND WE THANK YOU FOR YOUR RESPONSE. IF YOU HAVE NOT ALREADY VOTED YOUR PROXY, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ADJOURNED MEETING.

Another copy of your proxy card is enclosed for your convenience. Should you have any questions regarding the proposal or to provide voting instructions with respect to your shares, please call 1-800-591-6309 and ask for extension 6920.

To vote your shares, the following voting options have been set up for your convenience.

1. Vote by Touchtone Phone. Cast your vote by calling the touchtone phone number printed on the enclosed proxy card.

2. Vote Through the Internet. You may cast your vote using the internet by logging on to the internet address printed on the enclosed proxy card and following the instructions on the website.

Again, please do not hesitate to call toll-free 1-800-591-6309 and ask for extension 6920 if you have any questions regarding this Shareholder Meeting or to simply vote your shares, representatives are available between the hours of 9:00 a.m. to 11:00 p.m. Monday through Friday or Saturday 10:00 a.m. to 6:00 p.m.

No matter how many shares you own, your vote is important. I thank you in advance for your time with this matter.

Sincerely,

E. Blake Moore Jr.

President and Chief Executive Officer	OBO-